UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

XG SCIENCES, INC.

(Exact name of registrant as specified in its charter)

MICHIGAN

(State or other jurisdiction of incorporation)

333-209131	20-4998896
(Commission File Number)	(IRS Employer Identification No.)

3101 Grand Oak Drive, Lansing, Michigan	48911-4224
(Address of principal executive offices)	(Zip Code)

517-703-1110

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☑

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Item 8.01	Other Events.

On March 30, 2020, XG Sciences, Inc., a Michigan corporation (the “Company”), announced that in light of the circumstances surrounding the novel Coronavirus (“COVID-19”) pandemic and the resulting effects on the Company’s business, customers, vendors, employees, consultants, service providers, stockholders, investors and other stakeholders and its ability to timely finalize its disclosures in its Annual Report on Form 10-K for the year ended December 31, 2019 (the “10-K”), the Company is unable to meet the deadline to file the 10-K. In accordance with the Order of the U.S. Securities and Exchange Commission (the “Commission”) of March 25, 2020 (Release No. 34-88465) (the “Order”), which allows for the delay of certain filings required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for up to 45 days from the original due date of such filings, the Company expects to file the 10-K on or before May 14, 2020.

The Company sells products to customers both domestically and worldwide, including to well-known automotive and OEM suppliers around the world, and world-scale lithium ion battery manufacturers in the US, South Korea and China, all of which we expect to be affected by the COVID-19 pandemic, In addition to the disruption the Company’s operations have experienced due to the unprecedented conditions surrounding the COVID-19 pandemic, the Company has been unable to determine COVID-19’s impact on the Company’s disclosures in the 10-K and to file the 10-K by March 30, 2020. Additionally, due to the speed with which the COVID-19 situation is developing and evolving, there is uncertainty around its ultimate impact; therefore, the negative impact on the Company’s financial position, operating results and liquidity cannot be reasonably estimated at this time, but the impact could be material.

In addition, the Company is supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, with the following risk factor:

A pandemic, epidemic or outbreak of an infectious disease in the markets in which we operate or that otherwise impacts our facilities or suppliers could adversely impact our business.

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We expect that a pandemic, epidemic, or outbreak of an infectious disease including the recent outbreak of respiratory illness caused by COVID-19 first identified in Wuhan, Hubei Province, China, or other public health crisis will affect our markets, facilities customers and employees, and our business could be adversely affected. Consequences of the coronavirus outbreak are resulting in disruptions in or restrictions on our ability to travel and the ability of manufacturers, including many of our customers, to maintain normal operations. If such an infectious disease broke out at our facilities, or if due to governmental or other restrictions our facilities are unable to operate for an extended period of time, our operations may be affected significantly, our productivity may be affected, our ability to complete projects in accordance with our contractual obligations may be affected, and our ability to manufacture and sell our graphene nanoplatelets may be hindered. If the customers with which we supply graphene nanoplatelets are affected by an outbreak of infectious disease, orders for our products may be delayed or cancelled, and our financial position may suffer. Further, infectious outbreak may cause disruption to the U.S. economy, or the economies of the markets in which we operate such as China and South Korea, and cause shortages of materials, labor and transportation which could affect our customers’ ability to produce finished products utilizing our graphene nanoplatelets, affect production capacity and business confidence, or cause economic changes that we cannot anticipate. Overall, the potential impact of a pandemic, epidemic or outbreak of an infectious disease with respect to our markets or our facilities is difficult to predict and could adversely impact our business. In response to the COVID-19 situation, federal, state and local governments (or other governments or bodies in markets in which we operate) are considering placing, or have placed, restrictions on travel and conducting or operating business activities. At this time those restrictions are very fluid and evolving. We have been and will continue to be impacted by those restrictions. Given that the type, degree and length of such restrictions are not known at this time, we cannot predict the overall impact of such restrictions on us, our customers, our employees and our supply and distribution chains, others that we work with or the overall economic environment. As such, the impact these restrictions may have on our financial position, operating results and liquidity cannot be reasonably estimated at this time, but the impact may be material. In addition, due to the speed with which the COVID-19 situation is developing and evolving, there is uncertainty around its ultimate impact on public health, business operations and the overall economy; therefore, the negative impact on our financial position, operating results and liquidity cannot be reasonably estimated at this time, but the impact may be material.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, our future financial or business performance or strategies, results of operations or financial condition. These statements may be preceded by, followed by or include the words “may,” “might,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, including the unprecedented impact of COVID-19 pandemic on our business, customers, vendors, employees, consultants, service providers, stockholders, investors and other stakeholders, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our Form 10-K for the year ended December 31, 2018 and any subsequent filings made by us pursuant to the Exchange Act, each of which is available on the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this presentation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XG SCIENCES, INC.

Dated:	March 30, 2020	By:	/s/ Jacqueline M. Lemke
Chief Financial Officer

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